SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

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FORM 8-K
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 28, 2011
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Quest Diagnostics Incorporated
(Exact Name of Registrant as Specified in Its Charter)
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Delaware
(State or other jurisdiction of Incorporation)

001-12215	16-1387862
(Commission File Number)	(I.R.S. Employer Identification No.)

Three Giralda Farms Madison, NJ 07940	07940
(Address of principal executive offices)	(Zip Code)

(973) 520-2700
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction a.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

Biotechnology Value Fund, L.P. and affiliated entities (“BVF”) have withdrawn the assertion of appraisal rights in connection with 19,351,042 shares of common stock (“Common Stock”) of Celera Corporation (“Celera”) in connection with the merger of Celera and Spark Acquisition Corporation, a wholly-owned subsidiary of the Company.  The Company accepted the shares of Common Stock surrendered by BVF and paid to BVF the same $8 per share merger consideration received by other holders of shares of Common Stock.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

August 22, 2011

QUEST DIAGNOSTICS INCORPORATED

By:	/s/ William J. O’Shaughnessy, Jr.
William J. O’Shaughnessy, Jr.
Assistant General Counsel and Secretary